UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2019

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2019, the Boards of Directors of ACNB Corporation (the “Corporation”) and ACNB Bank (the “Bank”), upon the recommendation of the Board Compensation Committee, granted the Named Executive Officers of ACNB Corporation, all of whom are employed by ACNB Bank, awards of restricted stock (“Variable Equity Awards”) pursuant to the ACNB Bank Variable Compensation Plan and the ACNB Corporation 2018 Omnibus Stock Incentive Plan (the “Plans”). The form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for employees (the “Employee Award Agreement”) sets forth the material terms of a Variable Equity Award including the applicable time-based vesting terms, the treatment of unvested shares of restricted stock upon termination of employment, and the forfeiture restrictions in the event the recipient’s employment with ACNB Bank is terminated.

Name	Title	Shares of Restricted Stock Awarded
James P. Helt	President & Chief Executive Officer	1,206.4711
David W. Cathell	Executive Vice President/Treasurer & Chief Financial Officer	740.3345
Lynda L. Glass	Executive Vice President/Secretary & Chief Governance Officer	795.1741

Subject to earlier forfeiture or accelerated vesting under circumstances described in the Employee Award Agreement, one-third (1/3) of the recipient’s Variable Equity Award shall be 100% vested as of the date of grant, with the next one-third (1/3) 100% vested as of January 1, 2020, and the final one-third (1/3) 100% vested as of January 1, 2021.

In addition, on June 14, 2019, the Boards of Directors of the Corporation and the Bank, upon the recommendation of the Board Compensation Committee, granted Variable Equity Awards of 500 shares of restricted stock to each of the non-employee directors of the Corporation and the Bank pursuant to the Plans. The form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for non-employee directors (the “Director Award Agreement”) sets forth the material terms of a Variable Equity Award including the applicable time-based vesting terms, the treatment of unvested shares of restricted stock upon termination of board service, and the forfeiture restrictions in the event of termination of board service. Subject to earlier forfeiture or accelerated vesting under circumstances described in the Director Award Agreement, one-third (1/3) of the recipient’s Variable Equity Award shall be 100% vested as of the date of grant, with the next one-third (1/3) 100% vested as of January 1, 2020, and the final one-third (1/3) 100% vested as of January 1, 2021.

The Variable Equity Awards are subject to the terms of the Plans and the terms of each recipient’s Employee Award Agreement or Director Award Agreement, as applicable. The ACNB Bank Variable Compensation Plan, the ACNB Corporation 2018 Omnibus Stock Incentive Plan, the form of Employee Award Agreement, and the form of Director Award Agreement are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1

ACNB Bank Variable Compensation Plan effective January 1, 2014, as amended. (Incorporated by reference to Exhibit 10.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Commission on March 9, 2018.)

99.2	ACNB Corporation 2018 Omnibus Stock Incentive Plan. (Incorporated by reference to Exhibit A of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 27, 2018.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for Employees.

99.4	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for Non-Employee Directors.

EXHIBIT INDEX

EXHIBIT NO.

99.1

ACNB Bank Variable Compensation Plan effective January 1, 2014, as amended. (Incorporated by reference to Exhibit 10.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Commission on March 9, 2018.)

99.2	ACNB Corporation 2018 Omnibus Stock Incentive Plan. (Incorporated by reference to Exhibit A of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 27, 2018.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for Employees.

99.4	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: June 20, 2019	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer